UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2003

ASYST TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-22430	94-2942251
(Commission File No.)	(IRS Employer Identification No.)

48761 Kato Road
Fremont, California 94538
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 661-5000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, those associated with the reduction in expected net sales, the reduction in expected gross margin and the reduction in pro forma operating expenses. More information about Asyst and these and other risks related to Asyst is detailed in Asyst’s most recent annual report on Form 10-K for the fiscal year ended March 31, 2002 and subsequent quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission. Asyst does not undertake an obligation to update forward-looking statements.

     On February 11, 2003, Asyst announced the sale of its wafer and reticle carrier (“WRC”) product lines to Entegris, Inc. The sale was accomplished pursuant to an Asset Purchase Agreement, dated as of February 11, 2003, among Entegris Cayman Ltd., a wholly-owned subsidiary of Entegris, and Entegris (collectively, “Entegris”) and Asyst. Under the terms of the agreement, Entegris paid Asyst $38.75 million for the fixed assets and inventory associated with Asyst’s WRC product lines and the patents and trademarks listed in the Patent Assignment and Cross-License and Trademark License Agreement entered into in connection with the sale. Asyst has licensed other patents, trademarks and intellectual property related to the WRC business to Entegris, and will be entitled to receive royalties based on net revenues generated by Entegris through the sale of certain WRC products for a period of five years. The purchase price was arrived at through arms–length negotiations.

     Pursuant to the transaction, Entegris will service Asyst’s warranty obligations of WRC products sold prior to the transaction. The parties have also entered into a transition services agreement to facilitate the transfer of the WRC business to Entegris. The parties have also adopted a procedure for maintaining compatibility between their products in the future.

     The press release issued by Asyst, dated February 11, 2003, titled “Asyst Technologies Updates Guidance for Fourth Fiscal Quarter Following Sale of Product Lines to Entegris” is attached hereto as Exhibit 99.1. The press release jointly issued by Entegris and Asyst, dated February 11, 2003, titled “Entegris Acquires Silicon Wafer and Reticle Carrier Product Lines from Asyst Technologies” is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information.

The Registrant believes that it would be impractical to provide the required financial statements at the time this Report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K.

(c)  Exhibits.

The following exhibits are filed with this document:

Exhibit Number	Description

99.1	Press Release titled “Asyst Technologies Updates Guidance for Fourth Fiscal Quarter Following Sale of Product Lines to Entegris” dated February 11, 2003.

99.2	Press Release titled “Entegris Acquires Silicon Wafer and Reticle Carrier Product Lines from Asyst Technologies” dated February 11, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASYST TECHNOLOGIES, INC.

Dated: February 12, 2003	By:	/s/ Geoffrey G. Ribar

Geoffrey G. Ribar,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release titled “Asyst Technologies Updates Guidance for Fourth Fiscal Quarter Following Sale of Product Lines to Entegris” dated February 11, 2003.

99.2	Press Release titled “Entegris Acquires Silicon Wafer and Reticle Carrier Product Lines from Asyst Technologies” dated February 11, 2003.